Supplement Dated January 10, 2020
To The Statement of Additional Information
Dated April 29, 2019

JNL® Variable Fund LLC

Please note that the changes impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective January 1, 2020, on pages 37-38, in the section entitled, “Managers and Officers of the JNL Variable Fund,” please delete the table rows for William J. Crowley, Jr. and Edward C. Wood in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with JNL Variable Fund (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Manager[4]
William J. Crowley, Jr. (74) 1 Corporate Way Lansing, MI 48951	Chair of the Board (1/2014 to 12/2019) Manager [2] (1/2007 to present)	141
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)
Other Directorships Held by Manager During Past 5 Years:
Director (7/2009 to 7/2016), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), and Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Edward C. Wood (63) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2020 to present) Manager [2] (12/2013 to present)	141
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Manager During Past 5 Years: None

Effective January 1, 2020, on pages 41-42, in the section entitled, “Managers and Officers of the JNL Variable Fund,” under “Committees of the Board of Managers,” please delete section in the entirety and replace with the following:

Committees of the Board of Managers

The Audit Committee assists the Board of Managers in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the JNL Variable Fund to the public or government agencies.  The Audit Committee is responsible for the selection, subject to ratification by the Board, of the JNL Variable Fund’s independent registered public accounting firm, and for the approval of the auditor’s fee.  The Audit Committee also reviews the JNL Variable Fund’s internal controls regarding finance, accounting, legal compliance and the JNL Variable Fund’s auditing, accounting and financial processes generally.  The Audit Committee also serves as the JNL Variable Fund’s “Qualified Legal Compliance Committee”, for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC.  Messrs. Anyah, Crowley, Gillespie, Rybak, and Wehrle are members of the Audit Committee.  Mr. Wehrle serves as Chair of the Audit Committee.  Mr. Wood is an ex officio member of the Audit Committee. The Audit Committee had seven meetings in the last fiscal year.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Managers.  The Governance Committee will accept Manager nominations from shareholders. Any such nominations should be sent to the JNL Variable Fund’s Governance Committee, c/o Chair of the Governance Committee, Ms. Patricia A. Woodworth, P.O. Box 30902, Lansing, Michigan 48909-8402. Mses. Woodworth, Carnahan, and Engler and Mr. Bouchard are members of the Governance Committee.  Ms. Woodworth serves as Chair of the Governance Committee.  Mr. Wood is an ex officio member of the Governance Committee.  The Governance Committee had three meetings in the last fiscal year.

The three Investment Committees review the performance of the Funds.  Each Investment Committee meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting.  Each Independent Manager sits on one of the three Committees.  Mses. Carnahan and Woodworth and Messrs. Crowley and Wehrle are members of Investment Committee A.  Ms. Carnahan serves as Chair of Investment Committee A.  Messrs. Anyah, Nerud, and Wood and Ms. Engler are members of Investment Committee B.  Mr. Anyah serves as Chair of Investment Committee B.  Messrs. Bouchard, Gillespie, and Rybak are members of Investment Committee C.  Mr. Gillespie serves as Chair of Investment Committee C. In the last fiscal year, Investment Committees A and B had three meetings and Investment Committee C had two meetings.

Effective January 1, 2020, on page 43, in the section entitled, “Managers and Officers of the JNL Variable Fund,” under “Manager Compensation,” please delete the first two paragraphs in the entirety and replace with the following:

Manager Compensation

The Manager who is an “interested person” receives no compensation from the JNL Variable Fund.  Effective January 1, 2020, each Independent Manager is paid by the Fund Complex an annual retainer of $230,000, as well as a fee of $16,000 for each in-person meeting of the Board attended.  The fees are allocated to the funds within the Fund Complex on a pro-rata basis based on net assets. For each telephonic meeting of the Board attended, each Independent Manager is paid a fee of $6,000. The Chairman of the Board of Managers receives an additional annual retainer of $102,000.  The Chair of the Audit Committee receives an additional annual retainer of $27,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $4,000 for each in-person or telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $22,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $4,000 for each in-person or telephonic Governance Committee meeting attended. The Chair of each Investment Committee receives an additional annual retainer of $17,000 for his or her services in that capacity.  The Investment Committees typically have telephonic meetings three times per year, in addition to their in-person meetings, which take place concurrently with Board meetings. The members of each Investment Committee receive $4,000 per telephonic Investment Committee meeting. If an Independent Manager participates in an in-person Board meeting by telephone, the Independent Manager will receive half of the meeting fee.

The Independent Managers receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars).  However, if a Board or Committee meeting is held out of town, the Independent Managers do not receive the “per diem” fee plus the Board or Committee fee for such out of town meeting, but rather receive the greater of $2,500 or the meeting fee.

This Supplement is dated January 10, 2020.